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                                                                  Exhibit 10.160


Equipment Schedule No. 2

Dated as of 9/20/00

To Master Lease Agreement dated June 20, 2000

                                                      Acceptance Date 9-21-00

                                                      Commencement Date 10-21-00

Equipment Schedule to MASTER LEASE AGREEMENT dated as of June 20, 2000 between

THE CIT GROUP/EQUIPMENT FINANCING, INC., as Lessor

and Ready Mix, Inc. as Lessee

This Equipment Schedule Incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

1.   EQUIPMENT DESCRIPTION:

Quantity    Manufacturer    Model/Feature    Serial Number    Description         Cost Per Unit
--------    ------------    -------------    -------------    -----------         -------------
1           Haltec          M-12             4022-33063       12 Yard Mobile      543,313.00
                                                              Batch with Surge
                                                              Hopper

And all attachments, replacements, substitutions, additions, and all the proceeds thereof.

2.   LESSOR'S AGGREGATE COST OF EQUIPMENT. $543,313.00

3.   EQUIPMENT LOCATION. 39353 N. Schnepf Rd., Queen Creek, AZ 85242

4. ACCEPTANCE: Lessee confirms that (a) the Equipment described herein has been delivered to it in good working order and condition, and has been inspected and accepted by Lessee as of the Acceptance Date set forth above,
     (b) no Event of Default exists, (c) No Event of Default will be caused by the execution of this Schedule, (d) all Lessee's representations and warranties are true and correct, and (e) the terms and provisions of the Master Lease are hereby incorporated by reference and reaffirmed.

5.   LEASE TERM.

     a. Interim Lease Term. The Interim term of the lease of the Equipment shall commence on the Acceptance Date and shall continue until the commencement of the Primary Lease Term defined below.

     b. Primary Lease Term. The primary term of the lease of Equipment shall commence on the Commencement Date and shall continue for a term of 72 months from such Commencement Date.

6.   RENT PAYMENTS.


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     a.  Interim Rent. The rent for each item of Equipment during the Interim
     Lease Term shall be an amount equal to 1/30th of the Primary Rent (defined below) multiplied by the number of days from and including the Acceptance Date to the Commencement Date which amount shall be payable on the Commencement Date.

     b. Primary Rent. The rent for each item of Equipment during the Primary Lease Term shall consist of 72 payments of $8,797.78, payable monthly commencing on the Commencement Date and a like sum on the same day of each month thereafter.

7. STIPULATED LOSS VALUES. The Stipulated Loss Values, expressed as a percentage of Lessor's cost of the Equipment, are set forth in Exhibit A attached hereto. The Stipulated Loss Value with respect to any item of Equipment as of any rent payment date shall be an amount determined by multiplying Lessor's cost of the item by the applicable percentage set forth on Exhibit A. Any Stipulated Loss Value determined as of a date after the final rent payment date will be determined by using the percentage for the final rent payment date.

8. RETURN, OPERATION, MAINTENANCE, ADDITIONS. The return, operation, maintenance and additions provisions applicable to the Equipment are set forth in Rider A attached hereto.

9.   DEPRECIATION TAX ASSUMPTIONS. Equipment has a recovery period of 5 years.

10. NONREFUNDABLE PROCESSING/ORIGINATION FEE payable to The CIT Group/Equipment Financing, Inc.

     $0

11.  ADDITIONAL PROVISIONS:

See Rider "B" consisting of one page attached hereto and made a part hereof.




IN WITNESS WHEREOF, this Equipment Schedule has been signed as of the date set forth above.

Lessee:


Ready Mix, Inc.
------------------------------------

By /s/ KENNETH D. NELSON               Title Vice President
   --------------------------------          --------------------------------

KENNETH D. NELSON
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Lessor:

THE CIT GROUP/EQUIPMENT FINANCING, INC.

By /s/ HEATHER MEHEUT                  Title Agent
   --------------------------------          --------------------------------

HEATHER MEHEUT
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Print or Type Name



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